UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  October 31, 2008


                     Morgan Stanley Principal Plus Fund L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      0-18314                  13-3541588
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York,                           NY 10036
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 1.02.  Termination of a Material Definitive Agreement.
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      On October 31, 2008, the Management Agreement, dated as of December 29,
1995, and any amendments or revisions subsequently made thereto, among the Registrant, Demeter Management Corporation (the "General Partner") and SSARIS Advisors, LLC (the "Management Agreement") terminated upon the General Partner's withdrawal as general partner of Morgan Stanley Principal Plus Fund Management Company L.P. (the "Trading Company"). Consequently, SSARIS ceased all commodity interest trading on behalf of the Registrant effective October 31, 2008.

      No penalties have been incurred by any of the parties as a result of the termination of the Management Agreement.

      The General Partner withdrew as general partner of the Trading Company in contemplation of the termination and liquidation of the Registrant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY PRINCIPAL PLUS FUND L.P.


Date: November 6, 2008          By:   Demeter Management Corporation
                                      as General Partner


                                   /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President